POWER OF ATTORNEY

KNOW ALL BY THESE
PRESENTS, that the undersigned,
Todd C. McCarty, an executive of
The New York Times Company (the
"Company"), hereby constitutes and
appoints each of Kenneth A.
Richieri, Diane Brayton and Eunice
Yang and each of them acting
individually, his true and lawful
attorneys-in-fact to:

1.  execute for and on behalf of the
undersigned Forms 3, 4 and 5
relating to the Company's Class A
Common Stock, in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 (the
"Exchange Act") and the rules
thereunder;

2.  do and perform any and all acts
for and on behalf of the undersigned
which may be necessary or desirable
to complete the execution of any
such Form 3, 4 or 5 and the timely
filing of such form with the United
States Securities and Exchange
Commission (the "SEC") SEC and
any other authority, including the
New York Stock Exchange; and

3.  take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of
such attorney-in-fact, may be of
benefit to, in the best interest of, or
legally required by, the undersigned,
it being understood that the
documents executed by such
attorney-in-fact on behalf of the
undersigned pursuant to this Power
of Attorney shall be in such form and
shall contain such terms and
conditions as such attorney-in-fact
may approve in his or her discretion.

The undersigned hereby grants to
each such attorney-in-fact full power
and authority to do and perform all
and every act and thing whatsoever
requisite, necessary and proper to be
done in the exercise of any of the
rights and powers herein granted, as
fully to all intents and purposes as
such attorney-in-fact might or could
do if personally present, with full
power of substitution or revocation,
hereby ratifying and confirming that
such attorney-in-fact, or his or her
substitute or substitutes, shall
lawfully do or cause to be done by
virtue of this power of attorney and
the rights and powers herein granted.
The undersigned acknowledges that
the foregoing attorneys-in-fact, in
serving in such capacity at the
request of the undersigned, are not
assuming any of the undersigned's
responsibilities to comply with
Section 16 of the Exchange Act.

This Power of Attorney shall remain
in full force and effect until the
undersigned is no longer required to
file Forms 3, 4, and 5 with respect to
the undersigned's holdings of and
transactions in securities issued by
the Company, unless earlier revoked
by the undersigned in a signed
writing delivered to the foregoing
attorneys-in-fact.

This Power of Attorney may be
executed in counterparts and all such
duly executed counterparts shall
together constitute the same
instrument. This Power of Attorney
shall not revoke any powers of
attorney previously executed by the
undersigned. This Power of Attorney
shall not be revoked by any
subsequent power of attorney that the
undersigned may execute, unless
such subsequent power of attorney
expressly provides that it revokes
this Power of Attorney by referring
to the date and subject hereof.

The CAUTION TO THE
PRINCIPAL and IMPORTANT
INFORMATION FOR THE AGENT
statement below is required under
New York State General Obligations
Law. Notwithstanding anything to
the contrary contained herein, this
Power of Attorney is limited to the
powers granted as described above
and DOES NOT grant the attorneys-
in-fact and agents the authority to
spend the undersigned's money or
sell or dispose of the undersigned's
property during the undersigned's
lifetime.

CAUTION TO THE PRINCIPAL:
Your Power of Attorney is an
important document.  As the
"principal," you give the person
whom you choose (your "agent")
powers to spend your money and sell
or dispose of your property during
your lifetime without telling you.
You do not lose your authority to act
even though you have given your
agent similar powers.  When your
agent exercises these powers, he or
she must act according to any
instructions you have provided, or,
where there are no specific
instructions, in your best interest.
"Important Information for the
Agent" near the end of this document
describes your agent's
responsibilities. Your agent can act
on your behalf only after signing the
Power of Attorney before a notary
public.  You can request information
from your agent at any time.  You
can revoke or terminate your Power
of Attorney at any time for any
reason as long as you are of sound
mind.  If you are no longer of sound
mind, a court can remove an agent
for acting improperly. Your agent
cannot make health care decisions
for you.  You may execute a "Health
Care Proxy" to do this.  The law
governing Powers of Attorney is
contained in the New York General
Obligations Law, Article 5, Title 15.
This law is available at a law library,
or online through the New York
State Senate or Assembly websites,
www.senate.state.ny.us or
www.assembly.state.ny.us.  If there
is anything about this document that
you do not understand, you should
ask a lawyer of your own choosing to
explain it to you.

IN WITNESS WHEREOF, the
undersigned caused this Power of
Attorney to be executed as of this
4th day of January, 2010.

/s/Todd C. McCarty
Todd C. McCarty

State of New York       )
County of New York      ) ss.:

On the 4th day of January in the
year before me, the undersigned,
personally appeared Todd C.
McCarty, personally known to me or
proved to me on the basis of
satisfactory evidence to be the
individual whose name is subscribed
to the within instrument and
acknowledged to me that he executed
the same in his capacity, and that by
his signature on the instrument, the
individual, or the person upon behalf
of which the individual acted,
executed the instrument.

/s/Kathleen Corey
Kathleen Corey

IMPORTANT INFORMATION
FOR THE AGENT: When you
accept the authority granted under
this power of attorney, a special legal
relationship is created between you
and the principal. This relationship
imposes on you legal responsibilities
that continue until you resign or the
power of attorney is terminated or
revoked. You must:

(1) act according to any instructions
from the principal, or, where there
are no instructions, in the principal's
best interest;

(2) avoid conflicts that would impair
your ability to act in the principal's
best interest;

(3) keep the principal's property
separate and distinct from any assets
you own or control, unless otherwise
permitted by law;

(4) keep a record of all receipts,
payments, and transactions
conducted for the principal; and

(5) disclose your identity as an agent
whenever you act for the principal by
writing or printing the principal's
name and signing your own name as
"agent" in the following manner:
(Principal's Name) by (Your
Signature) as Agent.

You may not use the principal's
assets to benefit yourself or give gifts
to yourself or anyone else unless
there is a Statutory Major Gifts Rider
attached to this Power of Attorney
that specifically gives you that
authority. If you have that authority,
you must act according to any
instructions of the principal, or,
where there are no such instructions,
in the principal's best interest. You
may resign by giving written notice
to the principal and to any co-agent,
successor agent, monitor if one has
been named in this document, or the
principal's guardian if one has been
appointed.  If there is anything about
this document or your
responsibilities that you do not
understand, you should seek legal
advice.

Liability of agent:  The meaning of
the authority given to you is defined
in New York's General Obligations
Law, Article 5, Title 15. If it is found
that you have violated the law or
acted outside the authority granted to
you in the Power of Attorney, you
may be liable under the law for your
violation.

IN WITNESS WHEREOF, each of
the undersigned agents, has executed
this Power of Attorney on the date
indicated opposite his or her name.

Date: January 4, 2010

/s/Kenneth A. Richieri
Kenneth A. Richieri
Agent and Attorney-in-Fact

State of New York       )
County of New York      ) ss.:

On the 4th day of January in the
year before me, the undersigned,
personally appeared
Kenneth A. Richieri,
personally known to me or proved to
me on the basis of satisfactory
evidence to be the individual whose
name is subscribed to the within
instrument and acknowledged to me
that he executed the same in his
capacity, and that by his signature on
the instrument, the individual, or the
person upon behalf of which the
individual acted, executed the
instrument.

/s/Kathleen Corey
Kathleen Corey

Date: January 4, 2010

/s/Diane Brayton
Diane Brayton
Agent and Attorney-in-Fact

State of New York       )
County of New York      ) ss.:

On the 4th day of January in the
year before me, the undersigned,
personally appeared
Diane Brayton,
personally known to me or proved to
me on the basis of satisfactory
evidence to be the individual whose
name is subscribed to the within
instrument and acknowledged to me
that she executed the same in her
capacity, and that by her signature on
the instrument, the individual, or the
person upon behalf of which the
individual acted, executed the
instrument.

/s/Kathleen Corey
Kathleen Corey

Date: January 4, 2010

/s/Eunice Yang
Eunice Yang
Agent and Attorney-in-Fact

State of New York       )
County of New York      ) ss.:

On the 4th day of January in the
year before me, the undersigned,
personally appeared
Eunice Yang,
personally known to me or proved to
me on the basis of satisfactory
evidence to be the individual whose
name is subscribed to the within
instrument and acknowledged to me
that she executed the same in her
capacity, and that by her signature on
the instrument, the individual, or the
person upon behalf of which the
individual acted, executed the
instrument.

/s/Kathleen Corey
Kathleen Corey